Exhibit 10.3
Execution Version
First Amendment
to
Securities Purchase Agreement
          This First Amendment (this “Amendment”) to the Purchase Agreement (as defined below), is entered into as of August 4, 2011, by and among Harbinger Group Inc., Delaware corporation (the “Company”), Quantum Partners LP (the “Soros Purchaser”), DDJ High Yield Fund, an entity organized under the laws of the Province of Ontario, Canada, General Motors Hourly-Rate Employes Pension Trust — 7N1H, a trust maintained by General Motors Corporation, a Delaware corporation, General Motors Salaried Employes Pension Trust — 7N1I, a trust maintained by General Motors Corporation, Stichting Pensioenfonds Hoogovens, a Dutch pension plan regulated by the Dutch Central Bank, Caterpillar Inc. Master Retirement Trust, a trust maintained by Caterpillar, Inc., a Delaware corporation, J.C. Penney Corporation, Inc. Pension Plan Trust, a trust maintained by J.C. Penney Corporation, Inc., a Delaware corporation, Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool, a Dutch tax transparent pool of assets, Stichting Pensioenfonds voor Fysiotherapeuten, a Dutch pension plan regulated by the Dutch Central Bank, Houston Municipal Employees Pension System, a pension plan organized pursuant to Texas government code, UAW Retiree Medical Benefits Trust, a trust consisting of three separate employees’ beneficiary associations, DDJ Distressed and Special Situations Fund, L.P., a Delaware limited partnership, Russell Investment Company — Russell Global Opportunistic Credit Fund, a Massachusetts business trust, DDJ Capital Management Group Trust — High Yield Investment Fund, a trust maintained by The Bank of New York Mellon, a New York State chartered bank, as trustee (collectively, the “DDJ Purchasers”), JHL Capital Group Master Fund L.P. (the “JHL Purchaser”), Luxor Capital Partners, LP, a Delaware limited partnership, Luxor Wavefront, LP, a Delaware limited partnership, Luxor Capital Partners Offshore Fund, LP, a Cayman Islands limited partnership, OC 19 Master Fund, L.P. — LCG, a Cayman Islands limited partnership, and GAM Equity Six Inc., a British Virgin Islands company (collectively, the “Luxor Purchasers”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.
          WHEREAS, the parties hereto (other than the Luxor Purchasers) entered into that certain Securities Purchase Agreement, dated as of August 1, 2011 (the “Purchase Agreement”); and
          WHEREAS, in order for the Luxor Purchasers to be joined as Purchasers under the Purchase Agreement, the parties hereto wish to amend certain provisions of the Purchase Agreement and agree that all other terms and conditions of the Purchase Agreement otherwise remain unchanged except as expressly set forth herein.
          NOW THEREFORE, the Purchase Agreement is amended as follows:
          1. The third recital in the Purchase Agreement is hereby amended and restated in their entirety as follows:
     WHEREAS, the Company has authorized the issuance and sale of 120,000 shares of Series A-2 Participating Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Convertible Preferred Stock”), the rights, preferences and privileges of which are to be set forth in a Certificate of Designation, in the form attached hereto as Exhibit A (the “Certificate of Designation”), which shares of Convertible Preferred Stock shall be convertible into authorized but unissued shares of Common Stock (as defined below);
     2. The following definitions set forth in Section 1 of the Purchase Agreement are hereby amended and restated in their entirety as follows:
     “Purchasers” means, collectively, the Soros Purchaser, the DDJ Purchasers, the JHL Purchaser and the Luxor Purchasers.
     3. Section 1 of the Purchase Agreement is hereby amended to add the following definition:
     “Luxor Purchasers” shall mean, collectively, Luxor Capital Partners, LP, a Delaware limited partnership, Luxor Wavefront, LP, a Delaware limited partnership, Luxor Capital Partners Offshore Fund, LP, a Cayman Islands limited partnership, OC 19 Master Fund, L.P. - LCG, a Cayman Islands limited partnership, and GAM Equity Six Inc., a British Virgin Islands company.
          4. Section 5.11 of the Purchase Agreement is hereby deleted in its entirety and replaced with a reference to “[Reserved.]”
          5. New subsection (e) is hereby added to Section 12.3 of the Purchase Agreement as follows:
               (e) if to the Luxor Purchasers, to:
Luxor Capital Group, LP
1114 Avenue of the Americas, 29th Floor
New York, NY 10036
Attn: Operations Group
Fax: (212) 763-8001
          6. Annex A of the Purchase Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.
          7. Each of the Luxor Purchasers agrees that upon execution of this Amendment, such Luxor Purchaser shall become a party to the Purchase Agreement and shall be fully bound by, and subject to, all of the representations, warranties, covenants, terms and conditions of the Purchase Agreement as though an original party thereto and shall be deemed a Purchaser for all purposes thereof and entitled to all the rights incidental thereto.

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          8. Except as expressly amended herein, all provisions of the Purchase Agreement shall remain in full force and effect.
          9. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.
          10. This Amendment may be signed in any number of counterparts each of which shall be an original and all of which shall together constitute one and the same agreement. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Amendment by such party.
[Signature Pages Follows]

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

COMPANY: HARBINGER GROUP INC.
By:	/s/ Francis T. McCarron
	Name:	Francis T. McCarron
	Title:	Executive Vice President & Chief Financial Officer

[Signature Page to First Amendment to the Purchase Agreement]

QUANTUM PARTNERS LP By: QP GP LLC, its General Partner
By:	/s/ Jay A. Schoenfarber
	Name:	Jay A. Schoenfarber
	Title:	Attorney-in-Fact

[Signature Page to First Amendment to the Purchase Agreement]

JHL CAPITAL GROUP MASTER FUND L.P.
By:	/s/ James H. Litinsky
	Name:	James H. Litinsky
	Title:	Managing Member JHL Capital Group LLC

[Signature Page to First Amendment to the Purchase Agreement]

Caterpillar Inc. Master Retirement Trust By: DDJ Capital Management, LLC, on behalf of Caterpillar Inc. Master Retirement Trust, in its capacity as investment manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

DDJ Capital Management Group Trust — High Yield Investment Fund By: DDJ Capital Management, LLC, in its capacity as Investment Manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

DDJ High Yield Fund By: DDJ Capital Management, LLC, its attorney-in-fact
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

[Signature Page to First Amendment to the Purchase Agreement]

General Motors Hourly-Rate Employes Pension
Trust — 7N1H
By: State Street Bank and Trust Company, solely in
its capacity as Trustee for General Motors
Hourly-Rate Employes Pension Trust (Account 7N1H),
and not in its individual capacity, as directed by
DDJ Capital Management, LLC, as Investment Manager

By:	/s/ Kimberly A. Dinsmore
	Name:	Kimberly A. Dinsmore
	Title:	Client Services Officer State Street Bank and Trust Company

General Motors Salaried Employes Pension Trust —
7N1I
By: State Street Bank and Trust Company, solely in
its capacity as Trustee for General Motors Salaried
Employes Pension Trust (Account 7N1I), and not in its
individual capacity, as directed by DDJ Capital
Management, LLC, as Investment Manager

By:	/s/ Kimberly A. Dinsmore
	Name:	Kimberly A. Dinsmore
	Title:	Client Services Officer State Street Bank and Trust Company

Houston Municipal Employees Pension System By: DDJ Capital Management, LLC, in its capacity as Manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

[Signature Page to First Amendment to the Purchase Agreement]

J.C. Penney Corporation, Inc. Pension Plan Trust By: DDJ Capital Management, LLC, on behalf of J.C. Penney Corporation, Inc. Pension Plan Trust, in its capacity as investment manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

Russell Investment Company — Russell Global Opportunistic Credit Fund By: DDJ Capital Management, LLC, in its capacity as Money Manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool By: Syntrus Achmea Asset Management, as asset manager By: DDJ Capital Management, LLC, as subadviser
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

Stichting Pensioenfonds Hoogovens By: DDJ Capital Management, LLC, on behalf of Stichting Pensioenfonds Hoogovens, in its capacity as Manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

[Signature Page to First Amendment to the Purchase Agreement]

Stichting Pensioenfonds voor Fysiotherapeuten By: DDJ Capital Management, LLC, in its capacity as investment manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

UAW Retiree Medical Benefits Trust
By: State Street Bank and Trust company, solely in
its capacity as Trustee for UAW Retiree Medical
Benefits Trust, as directed by DDJ Capital
Management, LLC, and not in its individual capacity

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

DDJ Distressed and Special Situations Fund, L.P. By: DDJ/GP Distressed and Special Situations, LLC, its General Partner By: DDJ Capital Management, LLC, Manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

[Signature Page to First Amendment to the Purchase Agreement]

LUXOR CAPITAL PARTNERS, LP
By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP
By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

LUXOR WAVEFRONT, LP
By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

GAM EQUITY SIX INC.
By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

OC 19 MASTER FUND, L.P. — LCG
By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

[Signature Page to First Amendment to the Purchase Agreement]

Exhibit A
Annex A
Shares and Purchasers

Purchaser	Shares	Share Purchase Price
Luxor Capital Partners, LP	14,384	$14,384,000.00
Luxor Capital Partners Offshore Master Fund, LP	22,263	$22,263,000.00
Luxor Wavefront, LP	5,159	$5,159,000.00
OC 19 Master Fund, LP	1,603	$1,603,000.00
GAM Equity Six, Inc.:	1,591	$1,591,000.00
Quantum Partners LP	25,000	$25,000,000.00
DDJ High Yield Fund	250	$250,000.00
General Motors Hourly-Rate Employes Pension Trust — 7N1H	3,750	$3,750,000.00
General Motors Salaried Employes Pension Trust — 7N1I	2,000	$2,000,000.00
Stichting Pensioenfonds Hoogovens	1,250	$1,250,000.00
Caterpillar Inc. Master Retirement Trust	2,500	$2,500,000.00

Purchaser	Shares	Share Purchase Price
J.C. Penney Corporation, Inc. Pension Plan Trust	3,000	$3,000,000.00
Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool	3,250	$3,250,000.00
Stichting Pensioenfonds voor Fysiotherapeuten	1,000	$1,000,000.00
Houston Municipal Employees Pension System	1,000	$1,000,000.00
UAW Retiree Medical Benefits Trust	3,750	$3,750,000.00
DDJ Distressed and Special Situations Fund, L.P.	1,000	$1,000,000.00
Russell Investment Company — Russell Global Opportunistic Credit Fund	2,000	$2,000,000.00
DDJ Capital Management Group Trust — High Yield Investment Fund	250	$250,000.00
JHL Capital Group Master Fund L.P.	25,000	$25,000,000.00

TOTAL:	120,000	$120,000,000.00